UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2005

CAPITOL FEDERAL FINANCIAL

(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction jurisdiction of incorporation)	0-24118 (Commission File No.)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue, Topeka, Kansas	66603

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (785) 235-1341

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement

         On August 24, 2005, the Board of Directors of Capitol Federal Financial (the "Company") announced the promotion of Kent G. Townsend to Executive Vice President, Chief Financial Officer and Treasurer, effective September 1, 2005. In connection with this promotion, Mr. Townsend will receive an annual salary of $190,000 (increased from $152,000). He will also receive a restricted stock grant of 3,000 shares and a stock option grant to acquire 30,000 shares of the Company's common stock with an exercise price equal to the market value of the common stock on the date of grant. Both of these grants will vest 20% per year over five years and the stock option grant will have a term of ten years. Beginning in fiscal 2006, Mr. Townsend will also be eligible for a bonus under the Company's Short-Term Incentive Plan of up to 40% of his base salary (increased from 35%). Ninety percent of his award under this Plan will be based on the attainment of corporate performance goals (increased from 80%), with the remainder based on his achievement of individual performance objectives. In addition, Mr. Townsend will be entitled to receive other perquisites on a basis comparable to those provided to other executive vice presidents of the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
                  Appointment of Principal Officers

         (b)   Resignation of Officer

         On August 24, 2005, the Company announced that Neil F.M. McKay will retire on March 31, 2006, after attaining the age of 65. In order to effect a seamless management transition, Mr. McKay will relinquish his positions as Chief Financial Officer and Treasurer, effective September 1, 2005. He will remain with the Company, as an Executive Vice President assisting with investments and corporate strategy, until his retirement.

         (c)   Appointment of Officer

         As indicated in Item 1.01 above, the Company also announced the promotion of Kent G. Townsend, 44, to the position of Executive Vice President, Chief Financial Officer and Treasurer, effective September 1, 2005. Mr. Townsend has been employed in the finance division of the Company since 1984, most recently as Controller since 1995. Except as set forth in Item 1.01, there are no arrangements or understandings between Mr. Townsend and any other person(s) pursuant to which he was selected as an officer. In addition, there are no family relationships between Mr. Townsend and any other director or executive officer of the Company.

         The Company issued a press release on August 24, 2005 regarding the retirement of Mr. McKay and the promotion of Mr. Townsend. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         (c)   The following exhibit is filed as part of this report.

                Exhibit 99.1 - Press Release dated August 24, 2005.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: August 24, 2005	By:	/s/ John B. Dicus John B. Dicus President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 24, 2005

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